                                                                    Exhibit 10.2

                                    AMENDED AND RESTATED 364-DAY CREDIT
                           AGREEMENT dated as of June 27, 2003 (this "2003 Amendment and Restatement"), among Cox Communications, Inc. (the "Company"), the banks party hereto (the "Banks"), JPMorgan Chase Bank (the "Administrative Agent"), as administrative agent and Bank of America, N.A. and Wachovia Bank, National Association as co-syndication agents (the "Syndication Agents").

                  A. On June 28, 2002, the Company, certain of the Banks and the Administrative Agent entered into an Amended and Restated 364-Day Credit Agreement in an aggregate principal amount of $1,100,000,000 (the "Credit Agreement").

                  B. The parties hereto have agreed, subject to the terms and conditions hereof, to amend and restate the Credit Agreement as set forth herein on the terms and subject to the conditions provided herein.

                  C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  SECTION 1. Amendment and Restatement. The Credit Agreement is hereby amended and restated in the form of an Amended and Restated Credit Agreement dated as of the date hereof, the terms of which shall be identical to the terms of the Credit Agreement except as expressly provided in this Section.

                  (a) The Credit Agreement is hereby amended by replacing the amount "$1,100,000,000" in the first sentence of the preamble with the amount "$900,000,000".

                  (b) Amendment to Article I. Article I of the Credit Agreement is hereby amended by:

                  (i) Amending the definition of the term "Applicable Percentage" to read as follows:

                  "Applicable Percentage" means, with respect to any Bank, the percentage of the total Commitments represented by such Bank's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

                  (ii) Amending the definition of the term "Consolidated Annualized Operating Cash Flow" to read as follows:

                  ""Consolidated Annualized Operating Cash Flow" shall mean (i) four times the operating income of the Company and its Restricted Subsidiaries for the most recently completed fiscal quarter (less cash dividends and other cash distributions to the holders of minority interests in the Company's Restricted Subsidiaries), before giving effect to depreciation, amortization, other non-cash charges, equity in earnings (losses) of unconsolidated investees on a consolidated basis determined in accordance with GAAP and nonrecurring one-time charges plus (ii) cash dividends and cash distributions paid (other than extraordinary distributions) to the Company and its Restricted Subsidiaries during the most recently completed fiscal quarter and the three immediately preceding fiscal quarters by unconsolidated investees of the Company and its Restricted Subsidiaries, on a consolidated basis determined in accordance with GAAP minus, without duplication (iii) the amount of cash payments made during such fiscal quarter and the three immediately preceding fiscal quarters in respect of items that were originally reflected as non-cash charges."

                  (iii) Deleting the definition of the term "Maturity Date" and substituting therefor the following:

                  ""Maturity Date" shall mean the Termination Date, unless the Company shall give the notice of extension contemplated by Section 2.01(i), in which case the Maturity Date shall mean June 27, 2006."

                  (iv) Deleting the definition of the term "Quarterly Date" and substituting therefor the following:

                  ""Quarterly Date" shall mean the last day of each March, June, September and December, beginning with September 30, 2003, or if any such date is not a Business Day, the respective Quarterly Date shall be the next preceding Business Day."

                  (v) Deleting the definition of the term "Termination Date" and substituting therefor the following:

                  ""Termination Date" shall mean June 25, 2004."

                  (c) Amendment to Section 2.01(a). Section 2.01(a) is hereby amended by:

                  (i) Deleting the text "$1,100,000,000" and substituting therefor the text "$900,000,000".

                  (ii) Deleting the text "and Discretionary Loans and Letters of Credit" and substituting therefore the text ", Discretionary Loans and LC Exposure".

                  (d) Amendment to Exhibit 2.01(a). Exhibit 2.01(a) to the Credit Agreement is hereby amended by deleting such Exhibit 2.01(a) and substituting therefor Exhibit 2.01(a) hereto.

                  (e) Amendment to Section 2.01(i). Section 2.01(i) is hereby amended by deleting the text "June 28, 2005", and substituting therefor the text "June 27, 2006".

                  (f) Amendment to Section 2.07(c). Section 2.07(c) is hereby amended by deleting the entire clause and substituting therefor the following:

                  "Each Letter of Credit shall expire not later than the earlier of (i) the first anniversary of the issuance (or the most recent extension or renewal) of such Letter of Credit and (ii) the date that is five Business Days prior to the first anniversary of the Termination Date."

                  (g) Amendment to Exhibit 6.01. Exhibit 6.01 to the Credit Agreement is hereby amended by deleting such Exhibit 6.01 and substituting therefor Exhibit 6.01 hereto.

                  (h) Amendment to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by:

                  (i) Deleting the first sentence thereof and substituting therefor the following:

                  "The Company has furnished each Bank with the consolidated financial statements for the Company and its Subsidiaries as at and for its fiscal year ended December 31, 2002, accompanied by the opinion of Deloitte & Touche, and quarterly consolidated financial statements as at and for the period ended March 31, 2003."

                  (ii) Deleting "March 31, 2002" in the last sentence thereof and substituting therefor "March 31, 2003".

                  (i) Amendment to Exhibit 6.03. Exhibit 6.03 of the Credit Agreement is hereby amended by deleting such Exhibit 6.03 and substituting therefor Exhibit 6.03 hereto.

                  (j) Amendment to Section 6.14. Section 6.14 is hereby amended by deleting the date "June 2002", and substituting therefor the date "June 2003".

                  (k) Amendment to Exhibit 6.15. Exhibit 6.15 to the Credit Agreement is hereby amended by deleting such Exhibit 6.15 and substituting therefor Exhibit 6.15 hereto.

                  (l) Amendment to Exhibit 9.01(d). Exhibit 9.01(d) of the Credit Agreement is hereby amended by deleting such Exhibit 9.01(d) and substituting therefor Exhibit 9.01(d) hereto.

                  (m) Amendment to Exhibit 13.02. Exhibit 13.02 of the Credit Agreement is hereby amended by deleting such Exhibit 13.02 and substituting therefor Exhibit 13.02 hereto.

                  SECTION 2. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Banks that:

                  (a) This 2003 Amendment and Restatement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations enforceable in accordance with its terms.

                  (b) As of the date hereof, and after giving effect to this 2003 Amendment and Restatement, no Default or Event of Default has occurred and is continuing and the representations and warranties contained in the Credit Agreement, as amended and restated by this 2003 Amendment and Restatement, are true and correct in all material respects as if made on the date hereof.

                  SECTION 3. Effectiveness. The effectiveness of this 2003 Amendment and Restatement is subject to the satisfaction on the date hereof of the following conditions:

                  (a) the Administrative Agent shall have received executed counterparts of this 2003 Amendment and Restatement which, when taken together, bear the signatures of each of the parties hereto;

                  (b) the Administrative Agent shall have received on behalf of the Banks from Counsel for the Company their opinion dated the date hereof, in form and substance reasonably satisfactory to the Administrative Agent;

                  (c) the Administrative Agent shall have received on behalf of the Banks an Officer's Certificate dated the date hereof, in form and substance reasonably satisfactory to the Administrative Agent;

                  (d) the Administrative Agent shall have received all fees and other amounts payable in connection with this Agreement on or prior to the date hereof, including to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder; and

                  (e) on the date hereof, the Company shall have repaid, or shall repay from the initial Loans hereunder, in full the principal of all Loans outstanding and other amounts accrued and not yet paid under the Credit Agreement, and the Company shall have effectively terminated all the Commitments then outstanding in accordance with the Credit Agreement and replaced them with the Commitments as set forth in Schedule 2.01(a) hereto.

                  Following the satisfaction on the date hereof of the conditions set forth above, the Administrative Agent shall inform the Company in writing that this 2003 Amendment and Restatement has become effective.

                  SECTION 4. Counterparts. This 2003 Amendment and Restatement may be signed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this 2003 Amendment and Restatement.

                  SECTION 5. APPLICABLE LAW. This 2003 Amendment and Restatement shall be deemed to be an agreement executed by the Company, the Administrative Agent, the Syndication Agents and the Banks under the laws of the State of New York and of the United States and for all purposes shall be construed in accordance with, and governed by, the laws of said State and of the United States.

                  SECTION 6. Credit Agreement. As used in the Credit Agreement and the Exhibits thereto, (a) the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended and restated by this 2003 Amendment and Restatement and (b) all references to "the date of this Agreement", "the date hereof" or like language shall be deemed to be references to the date of this 2003 Amendment and Restatement.

                  SECTION 7. Expenses. The Company shall pay, in accordance with the provisions of Section 13.01 of the Credit Agreement, all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Banks in connection with the preparation, negotiation, execution, delivery and enforcement of this 2003 Amendment and Restatement, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore LLP, as well as the reasonable out-of-pocket expenses incurred by the arrangers hereof. The agreement set forth in this Section 7 shall survive the termination of this 2003 Amendment and Restatement.

         IN WITNESS WHEREOF, the parties hereto have caused this 2003 Amendment and Restatement to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                         COX COMMUNICATIONS, INC.,



                                         By: /s/  Susan W. Coker
                                             ----------------------------------
                                             Name:  Susan W. Coker
                                             Title: Treasurer

                                         JPMORGAN CHASE BANK, individually and
                                         as Administrative Agent,



                                         By: /s/ James L. Stone
                                             ----------------------------------
                                             Name:  James L. Stone
                                             Title: Managing Director

                                         BANK OF AMERICA, N.A.



                                         By: /s/ Richard M. Peck
                                             ----------------------------------
                                             Name:  Richard M. Peck
                                             Title: Vice President

                                         WACHOVIA BANK, NATIONAL ASSOCIATION



                                         By: /s/ Kevin P. Shea
                                             ----------------------------------
                                             Name:  Kevin P. Shea
                                             Title: Vice President

                                         BANK ONE, NA



                                         By: /s/ Jennifer L. Jones
                                             ----------------------------------
                                             Name:  Jennifer L. Jones
                                             Title: Director

                                         CITIBANK, N.A.



                                         By: /s/ Maureen Maroney
                                             ----------------------------------
                                             Name:  Maureen Maroney
                                             Title: Director

                                         THE BANK OF NEW YORK



                                         By: /s/ John R. Ciulla
                                             ----------------------------------
                                             Name:  John R. Ciulla
                                             Title: Vice President

                                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                         By: /s/ Karen Ossolinski
                                             ----------------------------------
                                             Name:  Karen Ossolinski
                                             Title: Vice President

                                         FLEET NATIONAL BANK



                                         By: /s/ Laura Neenan
                                             ----------------------------------
                                             Name:  Laura Neenan
                                             Title: Vice President

                                         LEHMAN BROTHERS BANK, FSB



                                         By: /s/ Gary T. Taylor
                                             ----------------------------------
                                             Name:  Gary T. Taylor
                                             Title: Vice President

                                         MERRILL LYNCH BANK USA



                                         By: /s/ Louis Alder
                                             ----------------------------------
                                             Name:  Louis Alder
                                             Title: Vice President

                                         MORGAN STANLEY BANK



                                         By: /s/ Jaap L. Tonckens
                                             ----------------------------------
                                             Name:  Jaap L. Tonckens
                                             Title: Vice President

                                         SOCIETE GENERALE



                                         By: /s/ Elaine Khalil
                                             ----------------------------------
                                             Name:  Elaine Khalil
                                             Title: Director

                                         SUNTRUST BANK



                                         By: /s/ Eric Millham
                                             ----------------------------------
                                             Name:  Eric Millham
                                             Title: Director

                                         UBS AG, CAYMAN ISLANDS BRANCH



                                         By: /s/ Patricia O'Kicki
                                             ----------------------------------
                                             Name:  Patricia O'Kicki
                                             Title: Director



                                         By: /s/ Wilfred V. Saint
                                             ----------------------------------
                                             Name:  Wilfred V. Saint
                                             Title: Associate Director Banking
                                                    Products Services, US

                                         THE BANK OF NOVA SCOTIA



                                         By: /s/ Vincent J. Fitzgerald, Jr.
                                             ----------------------------------
                                             Name:  Vincent J. Fitzgerald, Jr.
                                             Title: Authorized Signatory

                                         COMMERZBANK AG, NEW YORK AND GRAND
                                         CAYMAN BRANCHES



                                         By: /s/ Harry Yergey
                                             ----------------------------------
                                             Name:  Harry Yergey
                                             Title: Senior Vice President and
                                                    Manager



                                         By: /s/ Brian Campbell
                                             ----------------------------------
                                             Name:  Brian Campbell
                                             Title: Senior Vice President

                                         CREDIT SUISSE FIRST BOSTON, ACTING
                                         THROUGH ITS CAYMAN ISLANDS BRANCH



                                         By: /s/ Sovonna Day-Goins
                                             ----------------------------------
                                             Name:  Sovonna Day-Goins
                                             Title: Vice President



                                         By: /s/ Doreen B. Welch
                                             ----------------------------------
                                             Name:  Doreen B. Welch
                                             Title: Associate

                                         DRESDNER BANK AG, NEW YORK AND
                                         GRAND CAYMAN BRANCHES



                                         By: /s/ William E. Lambert
                                             ----------------------------------
                                             Name:  William E. Lambert
                                             Title: Vice President



                                         By: /s/ Michael S. Greenberg
                                             ----------------------------------
                                             Name:  Michael S. Greenberg
                                             Title: Vice President

                                         MIZUHO CORPORATE BANK, LTD.



                                         By: /s/ Mark Gronich
                                             ----------------------------------
                                             Name:  Mark Gronich
                                             Title: Vice President

                                         SUMITOMO MITSUI BANKING CORPORATION



                                         By: /s/ Leo E. Pagarigan
                                             ----------------------------------
                                             Name:  Leo E. Pagarigan
                                             Title: Senior Vice President

                                         AUSTRALIA AND NEW ZEALAND BANKING
                                         GROUP LIMITED



                                         By: /s/ R. Scott McInnis
                                             ----------------------------------
                                             Name:  R. Scott McInnis
                                             Title: Country Head USA
                                                    Head of Structured Finance
                                                    - Americas

                                         BANK OF OKLAHOMA, N.A.



                                         By: /s/ Mark A. Fish
                                             ----------------------------------
                                             Name:  Mark A. Fish
                                             Title: Senior Vice President

                                         HIBERNIA NATIONAL BANK



                                         By: /s/ Michael R. Geissler
                                             ----------------------------------
                                             Name:  Michael R. Geissler
                                             Title: Vice President

                                         U.S. BANK NATIONAL ASSOCIATION



                                         By: /s/ Gail Scannell
                                             ----------------------------------
                                             Name:  Gail Scannell
                                             Title: Vice President